Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated January 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                  January 1997



The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,152.40 at the end of January, up $27.34 or 2.4% from the close of 1996. After a period of volatility in December, several market trends that had fueled performance in 1996 reasserted themselves to provide profitable results in January.

The continued strength of the U.S. dollar and further decline in the price of gold were the primary profit generators for the advisors in January. The Japanese yen continued to decline against the U.S. dollar to yield gains for the advisors' positions. Bearish economic news from Germany and France also provided opportunities for the advisors to profit in short positions in these currencies. These positive returns offset losses in the choppy British and minor currency markets.

Short positions in gold resulted in substantial gains for the advisors as the precious metal continued its relentless decline in world markets.

Gains were also generated in the financial interest rate futures sector and coffee markets. Profits from long positions in the Japanese, French, German, and Australian bond markets offset losses incurred from erratic prices in the U.S. interest rate markets. Substantial gains from long positions in coffee were enough to net a profit in the soft markets.

In the commodity markets, positions in the energy markets were unprofitable as crude oil reversed its year long uptrend, a trend which boosted the Fund's performance throughout much of 1996. Positions in the grain and livestock markets resulted in losses.

Smith Barney Futures Management Inc.


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                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                            For the Period January 1,
                            Through January 31, 1997


                                                                   Percent
                                                                 of Average
                                                                 Net Assets
                                                                 -----------

Realized losses from trading                  $     (698,241)          (1.17)%
Change in unrealized gains/losses
   from trading                                    2,826,971            4.75
                                              --------------     -----------

                                                   2,128,730            3.58

Less, Brokerage commissions
   and clearing fees ($10,045)                       366,808            0.62
                                              --------------     -----------


Net realized and unrealized gains                  1,761,922            2.96
Interest Income                                      211,706            0.36
                                              --------------     -----------

                                                   1,973,628            3.32
                                              --------------     -----------

Less, Expenses:
   Management fees                                   151,447            0.25
   Incentive fees                                    290,884            0.50
   Other expenses                                      8,576            0.01
                                              --------------     -----------

                                                     450,907            0.76
                                              --------------     -----------

Net Income                                         1,522,721            2.56 %
                                                                 ===========

Additions (6,484.6319 L.P. units at
December 31, 1996 net asset value
per unit of $1,125.06)                             7,295,600

Additions (62.2189 G.P. units at
December 31, 1996 net asset value
per unit of $1,125.06)                                70,000

Redemptions (296.6407 L.P. units at
January 31, 1997 net asset value
per unit of $1,152.40)                             (341,849)
                                              --------------

Increase in net assets                             8,546,472

Net Assets, December 31, 1996                     55,298,002

                                              ==============
Net Assets, January 31, 1997                  $   63,844,474
                                              ==============


Net asset value per unit                      $     1,152.40
 ($63,844,474/55,401.2826 units)              ==============


To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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